Exhibit 10.6

SUBSCRIPTION AGREEMENT

InnerLight Holdings, Inc.
867 East 2260 South
 Provo, UT 84606

THIS SUBSCRIPTION AGREEMENT made this _____day of ______________, 2008 by and between InnerLight Holdings, Inc., a Delaware corporation (hereinafter  “ Company”), and the undersigned Subscriber (hereinafter “Subscriber”), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1.           Subscription.   The Subscriber hereby subscribes for ____________ Units (hereinafter “Units”) of the Company’s securities, at a price of $10.00 per Unit, and herewith tenders to the Company’s Escrow Agent certified bank funds or wire transfer for the subscription in the amount of US$________________, which the Subscriber tenders herewith as payment for the Units.  Each Unit consists of Ten (10) Shares of Common Stock, $.001 par value, Ten (10) Class C Common Stock Purchase Warrants Exercisable At $2.00 per Share, and Ten (10) Class D Common Stock Purchase Warrants Exercisable At $4.00 per Share.

This offering will terminate 180 days from the effective date of the Prospectus, or an additional 90 days if extended, although we may close the offering on any date prior if the offering is fully subscribed. In the event that all of the 100,000 Units are not sold within 180 days from the effective date of this prospectus, at our sole discretion, we may extend the offering for an additional 90 days. In the event that all of the 100,000 Units are not sold within 180 days from the effective date of this prospectus, or within the additional 90 days if extended, all money received by us will be promptly returned to each subscriber without interest or deduction of any kind. If all of the 100,000 Units are sold within 180 days from the effective date of this prospectus, or within the additional 90 days, if extended, all money received by us will be retrieved by us and there will be no refund. The funds will be maintained in a special Escrow Account maintained by our Escrow Agent until we receive the full proceeds of $1,000,000 at which time we will remove those funds and use the same as set forth in the Use of Proceeds section of this prospectus.

This Subscription Agreement (hereinafter “Subscription”) is an irrevocable offer by the Subscriber to subscribe for the securities offered by the Company, and, subject to the terms hereof, shall become a contract for the sale of said securities upon acceptance thereof by the Company.

2.           Acknowledgement. The undersigned acknowledges that, prior to signing this Subscription Agreement and making this offer to purchase, he or she has received the Prospectus describing the offering of the Units by the Company as filed with the United States Securities and Exchange Commission, and that he or she understands the risks of and other considerations relevant to, a purchase of the Units, including those described under the caption “Risk Factors” in the Prospectus.

3.           Acceptance of Subscription and Delivery of Shares. This Subscription Agreement is made subject to the Company’s discretionary right to accept or reject the Subscription herein.  If the Company for any reason rejects this Subscription, the Subscription will be refunded in full, without interest, and this Subscription Agreement shall be null, void and of no effect.  Acceptance of this Subscription by the Company will be evidenced by the execution hereof by an officer of the Company.  Delivery of the Shares subscribed for herein will be made within five (5) days following the effectiveness of the Registration Statement of which the Prospectus is a part, at which time the Escrow Agent shall deliver the subscription funds to the Company.

The undersigned hereby executes this Subscription Agreement as of the ____ day of __________, 2008, at
________________________, _______________________
(city)                                           (state or country)

Subscriber Information:

Name: _________________________________________________________

Address: _______________________________________________________

               _______________________________________________________

State or Country: _______________________________Postal Code:______________

Taxpayer ID Number (if U.S. subscriber):____________________